UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 16, 2007

DARLING INTERNATIONAL INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24620	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 O’CONNOR RIDGE BLVD., SUITE 300,    IRVING, TEXAS 75038
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:       (972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/   /     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/   /      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/   /      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/   /      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors of Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 2004 Omnibus Incentive Plan

    On January 16, 2007, the Board of Directors (the “Board”) of Darling International Inc. (the “Company”) amended its 2004 Omnibus Incentive Plan (the “Plan”) to make it consistent with the requirements of FAS 123R. The modification makes it a requirement that the Compensation Committee of the Board substitute or adjust, as applicable, the number and kind of shares that may be issued under the Plan or under particular forms of awards, the number and kind of shares subject to outstanding awards, the exercise price or grant price applicable to outstanding awards, the Annual Award Limits (as defined in the Plan), and other value determinations applicable to outstanding awards in the event of any corporate event or transaction (including, but not limited to, a change in the shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind, or other like change in capital structure (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction. The Board concurrently amended parallel provisions in (1) the Form of Stock Option Agreement, (2) the Forms of Restricted Stock Agreement, (3) each outstanding Stock Option Agreement and (4) each outstanding Restricted Stock Agreement.

A copy of the Amendment to the Plan is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Establishment of Performance-Based Target Bonuses and Long-Term Incentive Opportunities

On January 16, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of Darling International Inc. (the “Company”) established performance-based target bonuses and long-term incentive opportunities for its management team, including, without limitation, its principal executive officer, principal financial officer and the other executive officers, effective for the Company’s 2007 fiscal year. Cash awards paid under such arrangement are designed to provide eligible participants with incentive compensation based upon the achievement of pre-established performance measures. Under such arrangement, awards are variable, and are determined based on a scale establishing specific weighting of certain financial and business objectives of the Company. The financial objectives include earnings before interest, taxes, depreciation and amortization. Depending on the applicable officer, the business objectives include, without limitation: (i) achieving pre-established levels of selling, general and administrative expenses; (ii) completion of the integration of the assets acquired from National By-Products LLC; (iii) achieving certain per unit operating costs; and (iv) achieving certain strategic objectives. The business objective target bonus for each executive begins payout at achievement of 100% of a pre-established financial performance goal and achievement of 75% of individual strategic, personal and operational goals. The financial objective target bonus begins payout at achievement of 90% of a pre-established financial performance goal and increases if actual performance exceeds 90% of the pre-established targeted financial goal, up to a maximum of the achievement of 125% of the goal for the principal executive officer and principal financial officer and up to 115% for all other executive officers. The long-term incentive opportunities begin with achievement at 100% of a pre-established financial performance goal and are primarily intended to be delivered through annual restricted stock grants vesting over a four-year period. No awards will be earned if threshold performance levels are not met.

Item 5.03.      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 16, 2007, the Board approved the Amended and Restated Bylaws of Darling International Inc. (the “Amended and Restated Bylaws”). The information presented in this Item 5.03 includes a description of each of the amendments to the Amended and Restated Bylaws of the Company, as formerly in effect (the “Former Bylaws”). This description does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein. Such amendments became effective immediately upon their adoption by the Board of Directors.

Offices.   The Amended and Restated Bylaws broaden the reference to the Company’s registered office from “City of Wilmington, County of New Castle, State of Delaware” to “the registered office and registered agent of the Corporation shall be as designated from time to time.”

Stockholders.   The Amended and Restated Bylaws:
•
allow for special meetings of stockholders to be called by the holders of not less than 10% of the outstanding shares, in addition to the Chairman, the Chief Executive Officer, the President and a majority of the Board;

•
change the scope of the business that may be conducted at a special meeting from any business regardless of whether stated in the notice of a meeting if all the stockholders are present under the Former Bylaws to only such matters as are covered in the notice of such meeting under the Amended and Restated Bylaws;

•	limit the location for annual meetings to the continental United States;
•	require stockholder meetings to be held at the principal office of the Company unless the notice states otherwise;
•	allow stockholder meetings to be held by means of remote communication at the discretion of the Board;
•	if applicable, requires notice of a stockholder meeting to include the means of remote communications by which stockholders and proxy holders may be deemed present in person and vote at such meeting;
•	provide for electronic transmission or any other legally permitted method of transmission for notice of a stockholder meeting;
•
allow that whenever notice is required to be given under a statute, Certificate of Incorporation or the Amended and Restated Bylaws, and no provision is made as to how such notice shall be given, that personal notice shall not be required and notice may be given by any method under the Amended and Restated Bylaws;

•	clarify when delivery of notice will be deemed to have occurred whether delivery is by mail, overnight courier, telegram or telex;
•	permit notice to be given by electronic transmission;
•	expands exceptions from notice requirement to reflect the addition of electronic transmission;
•
state that any action or meeting taken or held without notice, as is permissible in the exceptions to notice under the Amended and Restated Bylaws, will have the same force and effect as if such notice had been duly given;

•	provide for the voting list to be available by reasonably accessible electronic network if the meeting is to be held by means of remote communication;
•	require that directors shall be elected by written ballot;
•	remove the specific list of methods in which a stockholder may grant authority to a person to act as a proxy for that stockholder but continue to allow for the use of a proxy at stockholder meetings;
•	change the approval of actions without a meeting of the stockholders from a “minimum number of votes authorized to take such an action” to unanimous consent of the stockholders; and
•	allow for meeting inspectors to incorporate information from electronic transmissions in determining the validity and the counting of the ballots.

Directors.   The Amended and Restated Bylaws:
•	specifically state that directors do not need to be a resident of Delaware and each director must have attained the age of majority;
•	provide that decrease in the number of directors constituting the entire board shall not have the effect of shortening the term of any incumbent director;
•	allow a director who has resigned effective at a future date to participate in filling the vacancy left by his or her resignation;
•
allow for newly elected board of directors to hold its first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of stockholders without notice;

•	provide that notice does not need to be given for regular meetings;
•
delete the provision in the Former Bylaws allowing for special meetings to be called “by written request of two directors” and replaces it with a provision in the Amended and Restated Bylaws allowing for special meetings to be called “by written request of one-third of the directors”;

•	shorten the length of notice for special meetings from two days to twenty-four hours;
•	allow directors consents to be received by electronic transmission;
•	add a section dealing with the procedure at meetings of the Board; and
•	add a section stating that a director present at a meeting of the Board is presumed to assent to any action taken unless the dissent of the director is filed with the Company.

Committees:   The Amended and Restated Bylaws:
•	delete restrictions in the Former Bylaws setting forth what actions a committee can not authorize and restrict the authority of the committee to the extent expressly restricted by law;
•	provides that the Board has the power to fill vacancies in, to change the membership of, and to discharge any committee;
•
delete the provision in the Former Bylaws allowing committee members of a committee to appoint an alternate member from the Board if the committee member is disqualified or absent thereby reserving this right to the Board;

•	provide that notice does not need to be given for regular meetings;
•	allows a special meeting to be called by the chairman of the committee on at least twenty-four hours notice;
•	provide that a majority of the number of members of a committee constitutes a quorum; and
•	provide that the act of a majority of the members present at any meeting at which there is a quorum, unless a greater number is required by law, shall be the act of a committee.

Notice.   The Amended and Restated Bylaws include notice by electronic transmission or any other method permitted by law.

Officers:   The Amended and Restated Bylaws:
•	provide that the officers of the Company shall be such officers as the board shall determine;
•
allow the Chief Executive Officer (or such other officer as determined by the board) to suspend the powers of any employee, including an elected officer, to allow the board or a committee thereof to consider reinstatement, suspension or removal;

•
state that the Board may delegate the power to determine compensation of any officer or agent to the Chairman of the Board, the Chief Executive Officer or the President (or such other officer as determined by the Board); and

•
delete the language in the Former Bylaws providing that the person elected as Chairman of the Board is also elected as Chief Executive Officer and that the person elected as President is also elected as Chief Operating Officer.

Indemnification.   The Amended and Restated Bylaws:
•	expand the scope of indemnification to cover claims in arbitration or mediation; and
•	expand the expenses covered to include fees of consultants, advisors and expert witnesses and related charges.

Miscellaneous Items.   The Amended and Restated Bylaws:
•	state that the Company shall keep correct and complete books and records of accounts; and
•
provide that a director, committee member or officer may submit his or her resignation by giving written notice to the Board, the Chairman of the Board, the Chief Executive Officer, the President or the Secretary.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits.
3.1	Amended and Restated Bylaws of Darling International Inc. (Amended and Restated as of January 16, 2007)

10.1	Amendment to Darling International Inc. 2004 Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INTERNATIONAL INC.

                    Date:   January 22, 2007                              By:___/s/  John O. Muse_____
 John O. Muse
Executive Vice President
Finance and Administration